UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2012

ENTROPIC COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33844	33-0947630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6290 Sequence Drive

San Diego, CA 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 768-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 18, 2012, Entropic Communications, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Trident Microsystems, Inc. and certain of its subsidiaries (collectively referred to as “Trident”). Pursuant to the Purchase Agreement, the Company will acquire the assets of Trident used in or related to Trident’s set-top box business (the “STB Business”) for a purchase price of $55 million, subject to a working capital adjustment (the “Acquisition”). The Purchase Agreement was executed following its approval by the United States Bankruptcy Court for the District of Delaware (the “Court”) and the establishment of bid procedures for an auction that allows other qualified bidders to submit higher or otherwise better offers, as required under Section 363 of the U.S. Bankruptcy Code.

The closing of the Acquisition, which is expected to occur in the first quarter of 2012, remains subject to higher or otherwise better offers and customary closing conditions. If Trident accepts an offer other than the Purchase Agreement, the Company will be entitled to be paid a break-up fee and a reimbursement of its transaction expenses.

Pursuant to the Purchase Agreement, the Company will acquire all of Trident’s specific STB Business products, patents and other intellectual property owned by Trident, certain contracts and prepaid expenses, certain tangible assets, accounts receivable, inventory and equipment. Trident will retain its digital television, PC television, audio and terrestrial demod businesses. The Company will also acquire leased facilities in Austin, Texas, San Diego, California, Belfast, Northern Ireland and Hyderabad, India and the right to use other facilities of Trident under short term Facilities Use Agreements. The Company will assume certain specified liabilities of Trident.

The Purchase Agreement provides that the Company will withhold $6 million of the purchase price at closing to secure Trident indemnification obligations, performance of certain covenants and the payment of certain obligations under the Purchase Agreement. Trident’s representations and warranties survive for a period of 90 days following the closing. At the end of the 90 day period post-closing, the withheld purchase price less amounts retained to satisfy claims would be distributed by the Company to Trident pursuant to the terms and conditions of the Purchase Agreement.

Pursuant to the terms of the Purchase Agreement, certain employees of Trident whose services are used in the STB Business and who accept employment offers from the Company will be transferred to the Company at closing. The Company and Trident will also enter into a transition services agreement with respect to Trident’s provision of certain transition support services to the Company following the closing.

The Purchase Agreement provides that at the closing, the Company and Trident will enter into a license agreement pursuant to which the Company will grant Trident a nonexclusive, worldwide, irrevocable, royalty free, fully paid license under the patents acquired from Trident in certain specified fields and an exclusive (except as to the Company), worldwide, irrevocable, royalty free, fully paid license to other intellectual property rights acquired from Trident to certain intellectual property that has been sold to the Company in certain specified fields. Trident may only grant specified sublicenses under the license agreement and the license rights are not transferable without the Company’s consent except in connection with the sale of all or substantially all of the assets of Trident’s digital television business. The Purchase Agreement also provides that the Company and Trident will enter into a non-competition agreement which restricts Trident from competing in the set-top box business for two years following the closing.

On January 18, 2012, the Company and Trident also entered into an Amendment to Asset Purchase Agreement (the “Amendment”), which amended the definition of the term “Company Retention Bonus Liability” as defined in the Purchase Agreement. The Amendment also amended the Purchase Agreement to address the establishment of foreign subsidiaries necessary to effect the sale of all of the assets being acquired in the Acquisition held outside of the United States.

The foregoing description of the terms of the Purchase Agreement and the Amendment is qualified in its entirety by reference to the Purchase Agreement and the Amendment, copies of which are included hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and incorporated herein by reference in their entirety.

Forward Looking Statements

Statements in this Current Report on Form 8-K that are not strictly historical are “forward-looking” and involve a high degree of risk and uncertainty. These include, but are not limited to, the risk that the Acquisition will not be completed; risks associated with Trident’s Chapter 11 bankruptcy, including the risk that higher or otherwise better offers will be submitted to the Court prior to the closing of the Acquisition; and risks associated with the Company’s ability to hire or retain Trident’s employees who work in the STB Business, all of which are prospective. Such statements are only predictions, and actual events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to the differences include, but are not limited to, the failure or inability of the Company to satisfy all closing conditions related to the Acquisition; Trident’s receipt of higher or otherwise better offers; the risk that Trident’s STB Business will deteriorate before the Acquisition is closed; the risk that the Company will be required to invest substantially more in the STB Business, or in integrating the STB Business with the Company’s existing operations, than presently anticipated; risks associated with integrating a newly acquired business which is larger, more geographically dispersed and substantially more complex than the Company’s existing business; risks that the Company’s systems, infrastructure and personnel may not be adequate to effect a rapid and orderly integration of the STB Business; the risk that anticipated benefits of the Acquisition will not be realized; risks associated with the dependence of the STB Business on a limited number of suppliers and customers; risks associated with entering into a new business segment; risks associated with international operations; technology risks; competition; the risk that the market for HD video and multimedia content delivery solutions may not develop as the Company currently anticipates, and risks and other uncertainties more fully described in the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the Company’s annual report on Form 10-K for the year ended December 31, 2010 and any updates contained in its subsequently filed quarterly reports on Form 10-Q. These forward-looking statements speak only as of the date hereof, and the Company expressly disclaims any intent or obligation to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

2.1	Asset Purchase Agreement, dated January 18, 2012, by and between Entropic Communications, Inc. and Trident Microsystems, Inc. and certain of its subsidiaries.

2.2	Amendment to Asset Purchase Agreement, dated January 18, 2012, by and between Entropic Communications, Inc. and Trident Microsystems, Inc. and certain of its subsidiaries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENTROPIC COMMUNICATIONS, INC.

Dated: January 20, 2012	By:	/s/ Lance W. Bridges
Lance W. Bridges, Esq.
Vice President and General Counsel

EXHIBIT INDEX

Number	Description

2.1	Asset Purchase Agreement, dated January 18, 2012, by and between Entropic Communications, Inc. and Trident Microsystems, Inc. and certain of its subsidiaries.

2.2	Amendment to Asset Purchase Agreement, dated January 18, 2012, by and between Entropic Communications, Inc. and Trident Microsystems, Inc. and certain of its subsidiaries.